Assets under management (Tables)	12 Months Ended
Dec. 31, 2014
Assets under management and net new assets
Assets under management
in / end of	2014	2013
Assets under management (CHF billion)
Assets in collective investment instruments managed by Credit Suisse	158.6	160.3
Assets with discretionary mandates	270.5	255.4
Other assets under management	948.2	866.7
Assets under management (including double counting) [1]	1,377.3	1,282.4
of which double counting	47.4	47.0
Net new assets (CHF billion)
Total net new assets (including double counting) [2]	28.2	32.1
1 Includes CHF 0.0 billion and CHF 29.0 billion assets under management from discontinued operations as of December 31, 2014 and 2013, respectively.
2 Includes CHF (2.0) billion and CHF (4.0) billion net asset outflows from discontinued operations in 2014 and 2013, respectively.